                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ]  Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         KENILWORTH SYSTEMS CORPORATION
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                         KENILWORTH SYSTEMS CORPORATION
                          -----------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment  of Filing Fee (Check the appropriate box):
         [X] No fee required
         [ ] Fee computed on table below per Exchange Act Rules
             14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:______________________________________________________

             (2) Aggregate number of securities to which transaction applies:______________________________________________________

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________

              (4)  Proposed maximum aggregate value of transaction:
                   _____________________________________________________________

              (5)  Total Fee Paid:______________________________________________


         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount previously paid:_________________

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing party:________________________________________________

              (4)  Date filed: May 29, 2002


                         KENILWORTH SYSTEMS CORPORATION
                                 343 BEEBE ROAD
                             MINEOLA, NEW YORK 11501


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 17, 2002

                    ----------------------------------------



TO THE STOCKHOLDERS

Notice is given that the Annual Meeting of the stockholders of Kenilworth Systems Corporation ("Kenilworth") will be held on July 17, 2002 at 10:00 a.m. at Chateau Briand, 440 Old Country Road, Carle Place, New York (near Fortunoff). The meeting is called for the following purposes:


ELECTION OF DIRECTORS

To elect seven directors for the term continuing through the next annual meeting of Kenilworth and until their successors are duly elected.


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

To ratify the appointment of a new auditor which will be qualified and identified prior to the mailing of the proxy statement to shareholders.


TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.


Only stockholders of record at the close of business on May 24, 2002 are entitled to receive notice of, and to vote at, this meeting or any adjournment thereof.

DATED: May 24, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF KENILWORTH SYSTEMS CORPORATION AND RETURN IT IN THE PRE- ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

                         KENILWORTH SYSTEMS CORPORATION
                                 343 BEEBE ROAD
                             MINEOLA, NEW YORK 11501


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 17, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

                 ----------------------------------------------


GENERAL


The enclosed proxy mailed to stockholders commencing approximately on June 21, 2002 is solicited by the Board of Directors of Kenilworth Systems Corporation ("Kenilworth") in connection with the annual meeting of stockholders to be held July 17, 2002 at 10:00 a.m. at Chateau Briand, 440 Old Country Road, Carle Place, New York. Proxies will be voted in accordance with directions specified or otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in this proxy statement.


RECORD DATE, OUTSTANDING SHARES


Only stockholders of record at the close of business on May 24, 2002 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of Kenilworth as of such date consisted of 73,115,484 shares of Common Stock $.01 par value.


REVOCABILITY OF PROXIES


The enclosed proxy may be revoked at any time before its use by delivering to us a subsequently dated proxy or by giving written notice to Kenilworth Stockholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.


VOTING AND SOLICITATION


The expense of the solicitation of proxies for the meeting will be paid by Kenilworth. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by directors, officers or regular employees of Kenilworth. It is estimated our cost of proxy solicitations by Kenilworth will not exceed $10,000.

We are aware of no other matters to be presented for action at this meeting not specified in the notice of meeting. Proxies received without specified instructions will be voted FOR the nominees named in the Proxy to Kenilworth's Board of Directors and FOR each of the other items. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

Under SEC rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.


QUORUM, ABSTENTIONS, BROKER NON-VOTES


Our voting securities consist solely of Common Stock. A majority of our outstanding shares are required to be present in person or by proxy for a quorum to be present at the meeting. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. Abstentions and broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Each of the Proposals require the approval of a majority of the Common Stock present in person or represented by proxy.


ELECTION OF DIRECTORS

Our bylaws provide that there will be not less than three nor more than fifteen directors. The present size of the Board is fixed at three directors. After the ELECTION OF DIRECTORS the new size may be increased up to seven directors.


NOMINEES FOR DIRECTOR

Our Board of Directors has unanimously nominated and designated the following individuals for election as directors for a term continuing through Kenilworth's next annual meeting and until their successors are elected and take their places:



Name                     Age          Position                                   Director Since
----                     ---          --------                                   --------------
Herbert Lindo            76           Director, Chairman of the Board,           1972
                                      President and Treasurer, and
                                      Chief Financial Officer


Kit Y. Wong              71           Director, Vice President                   1999

Joyce D. Clark           65           Director, Assistant Financial Officer      1998
                                      and Vice-President


Patrick J. McDevitt       61          Vice-President                             To Be Elected

Preston Smart             46          Executive Vice-President                   To Be Elected

Gino Scotto               32          Vice-President                             To Be Elected

Steve Donner              44          Vice-President                             To Be Elected


Herbert Lindo has been president and chief financial officer of Kenilworth since 1972. Since Kenilworth's emergence from bankruptcy, he has also served as chief executive officer until May 7, 2002 when Preston Smart was elected to that office.

Joyce D. Clark has served as a director of Kenilworth since 1998. Since 1991 she has served as controller of Long Island Wholesalers Inc., a wholesale door manufacturer. She is also the sister of Betty S. Svandrlik, the former secretary and presently the assistant secretary of Kenilworth, who is engaged in business as a medical transcriber.

Kit Y. Wong has served as a director of Kenilworth since 1999. He is part owner and operator of several Chinese restaurants in the New York metropolitan area, and is a director since 1997 of Plastic Recycling Corp. of Iowa Falls.

Patrick J. McDevitt has been a licensed representative for Securities firms for the past 5 years and so continues. He plans to retire from the Securities business shortly and devote all of his time as a Vice President of Marketing for the Company.

Preston Smart is the managing director of Bayven Capital Corporation. He has managed the affairs of Capital Funds for the past 5 years. He was elected Executive Vice President on May 7, 2002.

Gino Scotto has been the financial officer of Scotto Brothers a national hospitality, restaurant and hotel owner/operator for the past 5 years. He recently resigned from Scotto Brothers, to devote more time to his private businesses and to devote time in managing the proposed office and affairs of the Company in Las Vegas, Nevada. He was elected a Vice President to manage SEC compliance for the Company on May 7, 2002.

Steve Donner is an entrepreneur specializing in casino architectural designs, has varied investments in a number of associated companies involved with his architectural designs business for the past 5 years and is currently in negotiations to acquire a Nevada casino. He was elected as Vice President in charge of technical designs of play along terminals for the Company.

Proxies in the enclosed form will be voted for the nominees named above. Authority may be withheld for any nominee. In addition, stockholders may nominate additional nominees as candidates for the position as director. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.


RECOMMENDATION AND REQUIRED VOTE

Directors will be elected by the vote of a plurality of the votes cast. Abstentions and broker non-votes are not counted as votes cast. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NAMED NOMINEES.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth as of May 24, 2002, the number of shares of Common Stock beneficially owned by each of the present directors of Kenilworth, together with certain information with respect to each:

                                         Number of
                                         Shares
                                         Beneficially             Percent
Name                                     Owned(1)                 (1)
----                                     ----------               -------
Herbert Lindo(2)                          10,333,465                 14.0
343 Beebe Road
Mineola, New York 11501

Kit Y. Wong                                     --                      *
343 Beebe Road
Mineola, New York 11501

Joyce D. Clark                               100,000                    *
343 Beebe Road
Mineola, New York 11501

Patrick J. McDevitt                          150,000                    *
129 South Lenola Road
Mourstown, NJ 08057

Preston Smart                                   --                      *
1 Tanfield Road
Tiburn, CA 94920

Ginoa Scotto                                    --                      *
40 Crossways Park Drive
Woodbury, NY 11797

Steve Donner                                    --                      *
1 Tanfield Road
Tiburn, CA 94920

ALL CURRENT                               10,633,465                 14.6
OFFICERS AND
DIRECTORS AS
A GROUP (7 PERSONS)

*   Less than 1%


(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Herbert Lindo is the only person known to own beneficially more than 5% of Kenilworth's Common Stock.

         Betty Sue Svandrlik, 62, sister of Joyce D. Clark has served as secretary of Kenilworth since 1998. She is the beneficial owner of 50,000 shares.


MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF


Five meetings of the Board of Directors were held during the fiscal year ending December 31, 2001. The Board of Directors has established a committee for the Performance and Equity Incentive Plan and has granted 3,600,000 options.


AUDIT COMMITTEE AND CHARTER


We will endeavor to establish at a future date an audit committee which will consist of at least three independent directors. We have located and will elect three independent directors to the Board but have had difficulty in interesting prospective independent directors. We believe with the approval of the Performance and Equity Incentive Plan will assist us in interesting other independent directors.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation of the CEO and each executive officer of Kenilworth whose total salary and bonus exceeds $100,000.


SUMMARY COMPENSATION TABLE


                 Annual Compensation              Long term compensation
                 -------------------              ----------------------
                                                Awards              Payout
                                         ------------------    -----------------
                               Other              Securities            All
Name and                       annual   Restricted underlying  LTIP     other
principal       Salary  Bonus  compen-    stock    options/  payouts   compen-
position  Year  ($)    ($)     sation($) award(s)($) SARS (#)  ($)     sation($)
--------  ----  ------ -----  ---------- --------- ---------- ------   --------
Herbert
Lindo     2002    0      0        0          0          0        0        0
          2001    0      0        0          0          0        0        0
          2000    0      0        0          0          0        0        0


Herbert Lindo received no compensation during the past three fiscal years and no executive officer received any compensation during the past three fiscal years.


STOCK OPTIONS


The following table sets forth the grant of options and SARs during the fiscal year ended December 31, 2001.

                    Option/SAR Grants and Exercises in Last Fiscal Year
                           Option/SAR Grants in Last Fiscal Year


                                INDIVIDUAL GRANTS

                 Number of           Percent of
                 securities          total options/
                 underlying          SARS granted      Exercise
                 Options/SARs        to employees      or base      Expiration
Name             granted (#)         in fiscal year    price($/Sh)     Date
----             ------------        --------------    -----------  ----------
Joyce Clark          500,000              13.8         $1.00         12.10.06

Kit Wong             500,000              13.8         $1.00         12.10.06

Herbert Lindo      2,000,000              55.8         $1.00         12.10.06

BettySue Svandrlik   300,000               8.3         $1.00         12.10.06

Maureen Plovnick     300,000               8.3         $1.00         12.10.06



The following table sets forth the exercise of options and SARs during the fiscal year ended December 31, 2001.



               Aggregated Option/SAR Exercises in Last Fiscal Year
                          And FY-End Option/SAR Values


                                             Number of
                                             securities un-      Value of
                                             derlying unex-      unexercised in-
                                             ercised options/    the-money options
          Shares                             SARS at FY-end (#)  SARS at FY-end($)
          acquired on        Value           exercisable/        exercisable/
Name      exercise (#)       realized ($)    unexercisable       unexercisable
-----     --------------    --------------   ------------------  ----------------
----      ----              ----             ----                ----


No options or SARs were exercised during the year ended December 31, 2001.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Kenilworth's executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on representations from our executive officers and directors, we believe that during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with, with the exception that Form 3's for Kit Y. Wong, Joyce D. Clark and Betty Sue Svandrlik were not filed until March 2001. The forms were due at such time as each became a director or officer. The delays in filing were inadvertent. Each of the named individuals failed to file only the one Form 3 and engaged in no reportable transactions after becoming a director or officer.


REPORT OF THE COMPENSATION COMMITTEE TO THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Since no compensation was paid during the past fiscal year, no report was submitted. Further, there are no employment agreements with any of Kenilworth's officers or directors at present.



                                   PROPOSAL 1

                    RATIFY APPOINTMENT OF INDEPENDANT AUDITOR


The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for approval of the auditors. In accordance with New York State law, abstentions are not counted in determining the votes cast in connection with the selection of auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors.

Peter C. Cosmas recently retired and the Company is presently seeking a new auditor which will be qualified and identified prior to the mailing of the proxy statement to shareholders. Representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.


AUDIT FEES


For fiscal 2001, Peter C. Cosmas Co. billed $10,000 as their fees for professional services to audit Kenilworth financial statements and to review its Form 10-Q's.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER
FEES


There were no other fees billed for services by Peter C. Cosmas Co. to Kenilworth during fiscal 2001.


RECOMMENDATION AND REQUIRED VOTE

The adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding Common Stock of Kenilworth present at the meeting in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF _________ (TO BE NAMED BEFORE THE MEETING) AS ITS INDEPENDENT AUDITORS.



             PROCEDURE FOR SUBMISSION OF 2002 STOCKHOLDER PROPOSALS
             ------------------------------------------------------

Proposals by stockholders for inclusion in the 2003 annual meeting proxy statement must be received by Kenilworth Systems Corporation at 343 Beebe Road, Mineola, New York 11501, Attention: Maureen Plovnick, Secretary, prior to March 10, 2003. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission. Failure to submit a proposal by the aforesaid date will result in the exclusion of any such proposal, and such proposal will not be considered or voted on at the annual meeting.


                                  OTHER MATTERS
                                  -------------

So far as our Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted for such other matters in accordance with the best judgment of the person or persons voting the proxy.

By order of the Board of Directors.


Dated: May 24, 2002


                                                                      APPENDIX A

                                     CHARTER

The following has been adopted as a charter by Kenilworth, but Kenilworth does not yet have an audit committee because of the lack of Independent Directors at this time. See the discussion under Proposal 1 referring to the difficulty of Kenilworth in interesting prospective Independent Directors.

Responsibilities

The Audit Committee of the Board of Directors (the "Audit Committee") shall have the responsibility to assist the Board of Directors in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. Specifically, and without limiting the generality of the foregoing, the Audit Committee shall:

         1 Review the adequacy and effectiveness of the Company's system of internal financial controls and accounting practices to achieve reliability and integrity in the Company's financial statements, and initiate such examinations of such controls and practices as the Audit Committee deems advisable.

         2 Review the qualification, performance and independence of the Company's independent auditors and recommend independent auditors for appointment annually by the Board of Directors.

         3 Prior to the commencement of the Company's annual external audit, review with the Company's independent auditors the scope of their audit function and estimated audit fees.

         4 Subsequent to the completion of the Company's annual external audit, review the report and recommendations of the independent auditors with the independent auditors and the Company's management.

         5 Review the annual and quarterly consolidated financial statements of the company and other financial disclosures of the Company and the accounting principles being applied in such statements and disclosures.

         6 Review the authority and duties of the Company's chief financial officer and chief accounting officer and the performance by each of them of their respective duties.

         7 Review the insurance programs fo the Company including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Company's insurance.

         8 Oversee the establishment and thereafter periodically review a corporate code of conduct and the Company's policies on ethical business practices.

         9 Prior to public release, review with management and the independent accountants, the financial results for the prior year including the Company's annual report on Form 10-K.

         10 Review the committee's charter annually and revise as appropriate.

         11 Meet with the chief financial officer and the independent accountants, in separate executive sessions, to discuss any matters that the committee or these groups believe should be considered privately.

         12 Take such other actions concerning the Company's accounting and financial functions as the Committee deems appropriate with respect to the matters described above.

Meeting Frequency

The Audit Committee will meet as necessary. Generally, meetings will be held immediately prior to each regular meeting of the Board of Directors, or as called by the Chief Executive Officer, the Chairman of the Audit Committee or any two members of the Audit Committee.

Governance

The Audit Committee will maintain complete records of its proceedings. At least fifty percent (50%) of the members of the Audit Committee shall be necessary to constitute a quorum for the conduct of business. The affirmative vote of a majority of a quorum will be necessary to approve any action. As permitted by applicable law, the Audit Committee may hold meetings by conference call. The Audit Committee may approve actions by written consent if all of the members of the Audit Committee execute the consent. The Chairman of the Audit Committee will be appointed by the Board of Directors. Notice of meetings of the Audit Committee will be in accordance with the notice provision of the bylaws with respect to meetings of the Board of Directors of Kenilworth.

Membership

1 The Audit Committee will be comprised of at least three independent directors.

2        Only independent directors may serve as members of the Committee.



                         KENILWORTH SYSTEMS CORPORATION
                                 343 Beebe Road
                             Mineola, New York 11501

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  July 17, 2002
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints HERBERT LINDO and MAUREEN PLOVNICK and each or either of them (with power of substitution) as proxies for the undersigned, to vote all shares of Common Stock of record on May 24, 2002, of KENILWORTH SYSTEMS CORPORATION which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on July 17, 2002, at 10:00 A.M. local time, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholder and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

NO. 1:  ELECTION OF DIRECTORS

         To serve for the term continuing through the next Annual Meeting and the qualification of their respective successors.

Herbert Lindo, Joyce Clark, Kit Wong, Patrick J. Mc Devitt, Preston Smart, Gino Scotto, and Steve Donner

         [ ] FOR all nominees listed above (except as withheld in the space below.)

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

         (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)


         -----------------------------------------------------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Your proxy is important to assure a quorum at the meeting whether or not you plan to attend in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.

                                         Dated: _________________________, 2002




                                         ---------------------------------------
                                         Signature



                                         ---------------------------------------
                                         Signature, if held jointly



                                         ---------------------------------------
                                         Number of Shares as of May 24, 2002


This proxy must be signed exactly as name appears. When shares are held by joint tenants, both must sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.